UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2004

BIOSPHERE MEDICAL, INC.

(Exact name of registrant as specified in its Charter)

Delaware	0-23678	04-3216867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 Hingham St. Rockland, Massachusetts 02370

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 681-7900

(Former Name or Former Address if Changed Since Last Report)

ITEM 5. OTHER EVENTS

BioSphere Medical, Inc. (“BioSphere”) issued a press release on May 21, 2004 announcing that its chief financial officer, Robert M. Palladino, intends to resign from BioSphere, effective June 27, 2004, to accept a position as chief financial officer with an international medical device company. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSPHERE MEDICAL, INC.

Date: May 21, 2004	By:	/s/ Paul A. Looney
Chairman, President and Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated May 21, 2004